EXHIBIT 2
                                                                       ---------



                       AGREEMENT RELATING TO JOINT FILING
                          OF STATEMENT ON SCHEDULE 13D
                          ----------------------------


                  The undersigned hereby acknowledge and agree that the statement on Schedule 13D to which this Agreement is attached and which relates to the Shares and ADSs of the Issuer, each as defined in the statement, will be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other person's or entities, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

                                   HOLNEST INVESTMENT LIMITED


                                   By:  /s/ Minos Kyriakou
                                        ---------------------------------------
                                        Name:   Minos Kyriakou
                                        Title:  Sole Shareholder



                                   UNIHOLDINGS INTERNATIONAL LTD


                                   By:  /s/ Minos Kyriakou
                                        ---------------------------------------
                                        Name:   Minos Kyriakou
                                        Title:  President



                                   GLOBECAST INVESTMENTS LIMITED


                                   By:  /s/ Theodore Kyriakou
                                        ---------------------------------------
                                        Name:   Theodore Kyriakou
                                        Title:  Sole Shareholder



                                   ALTAVISTA GLOBAL HOLDINGS LIMITED


                                   By:  /s/ Xenophon Kyriakou
                                        ---------------------------------------
                                        Name:   Xenophon Kyriakou
                                        Title:  Sole Shareholder

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                                   PRAXIS GLOBAL INVESTMENT LIMITED


                                   By:  /s/ Athina Kyriakou
                                        ---------------------------------------
                                        Name:   Athina Kyriakou
                                        Title:  Sole Shareholder



                                   By:  /s/ Minos Kyriakou
                                        ---------------------------------------
                                        Name:   Minos Kyriakou



                                   By:  /s/ Theodore Kyriakou
                                        ---------------------------------------
                                        Name:   Theodore Kyriakou



                                   By:  /s/ Xenophon Kyriakou
                                        ---------------------------------------
                                        Name:   Xenophon Kyriakou



                                   By:  /s/ Athina Kyriakou
                                        ---------------------------------------
                                        Name:   Athina Kyriakou